                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                 SCHEDULE 14A

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      BERKSHIRE CAPITAL INVESTMENT TRUST
                ----------------------------------------------
               (Name of Registrant as Specified in Its Charter)


                   ----------------------------------------
                  (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.


    1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

       ------------------------------------------------------
    5) Total fee paid:

       ------------------------------------------------------


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:

       -------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------

     3) Filing party:

       -------------------------------------------------------

     4) Date filed:

       -------------------------------------------------------

                      BERKSHIRE CAPITAL INVESTMENT TRUST
                          475 MILAN DRIVE, SUITE #103
                          SAN JOSE, CALIFORNIA 95134



                                                               January 4, 1999



Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders of The Berkshire Capital Growth & Value Fund (the "Fund") to be held on
January 16, 1999 at 9:00 a.m. at 1150 West El Camino Real, Mountain View, California 94040.

         The primary purpose of the Special Meeting is to approve the investment advisory agreement with Berkshire Capital Holdings, Inc. for the year 1999. The terms, conditions and fee of the investment advisory agreement are identical to the existing investment advisory agreement except as to its effective date and termination date. Shareholders are also being asked to approve the selection of McCurdy & Associates CPA's, Inc. as independent public accountants for the Fund for the fiscal year ending December 31, 1998. The Board of Trustees has given full and careful consideration to each of the matters submitted to shareholders and has concluded that the proposals are in the best interests of the Fund and its shareholders. The Board of Trustees, therefore, recommends that you vote "FOR" each of the proposals discussed herein.

         Regardless of the number of shares you own, it is important that they are represented and voted. If you cannot personally attend the Special Shareholders' Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy in the postage-paid envelope provided.


                                         Very truly yours,


                                         /s/ Malcolm R. Fobes III
                                         ------------------------
                                         Malcolm R. Fobes III
                                         Chairman of the Board

                      BERKSHIRE CAPITAL INVESTMENT TRUST
                          475 MILAN DRIVE, SUITE #103
                          SAN JOSE, CALIFORNIA 95134


                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                   THE BERKSHIRE CAPITAL GROWTH & VALUE FUND
                         TO BE HELD ON JANUARY 16, 1999


         NOTICE IS HEREBY GIVEN that a special meeting of shareholders of The Berkshire Capital Growth & Value Fund (the "Fund") will be held at 1150 West El Camino Real, Mountain View, California 94040 on January 16, 1999 at 9:00 a.m. to consider and vote on the following matters:


1. To approve the investment advisory agreement (the "Advisory Agreement") for the year 1999 with Berkshire Capital Holdings, Inc. The terms, conditions and fee of the Advisory Agreement are identical to the existing investment advisory agreement except as to its effective date and termination date;

2. To approve the selection of McCurdy & Associates CPA's, Inc. as independent public accountants for the fiscal year ending December 31, 1998;

3. To transact any other business, not currently contemplated, that may properly come before the meeting at the discretion of the proxies or their substitutes.


The Board of Trustees has fixed the close of business on December 11, 1998 as the record date for determination of the shareholders entitled to notice of and to vote at the meeting.

By Order of the Board of Trustees,


/s/ Ronald G. Seger
-------------------
Ronald G. Seger
Secretary

November 22, 1998

Whether or not you expect to attend, we urge you to sign and date the enclosed proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                      BERKSHIRE CAPITAL INVESTMENT TRUST
                          475 MILAN DRIVE, SUITE #103
                              SAN JOSE, CA 95134


                      SPECIAL MEETING OF SHAREHOLDERS OF
                   THE BERKSHIRE CAPITAL GROWTH & VALUE FUND
                        TO BE HELD ON JANUARY 16, 1999


                                PROXY STATEMENT


         This proxy statement is furnished in connection with the solicitation by the Board of Trustees of the Fund of proxies for use at the special meeting (the "Special Meeting") of shareholders or at any adjournment thereof. This proxy statement and form of proxy were first mailed to shareholders on or about January 4, 1999.

         The purposes of the Special Meeting of shareholders are: (1) to approve an investment advisory agreement for the year 1999 with Berkshire Capital Holdings, Inc. (the "Investment Adviser"); (2) to approve the selection of McCurdy & Associates CPA's, Inc. as independent public accountants for the fiscal year ending December 31, 1998.

         A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy which is properly executed that has no voting instructions to a proposal will be voted for that proposal, as in the case of broker non-votes as described below. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Fund an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Special Meeting.

         The Investment Adviser has retained Mutual Shareholder Services ("MSS") to solicit proxies for the Special Meeting. MSS is responsible for soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies, and performing other proxy solicitation services. The anticipated cost of such services is expected not to exceed $500 and all costs associated with the soliciting of proxies are borne by the Investment Adviser.

         In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Fund at the expense of the Investment Adviser, without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. The Investment Adviser will reimburse MSS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The Fund's Annual Report for the fiscal year ended December 31, 1997 is available at no charge by writing to the Trust at 475 Milan Drive, Suite #103, San Jose, CA 95134, or by calling the Trust nationwide (toll-free) at 1-877-526-0707.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

         The Board of Trustees has fixed the close of business on December 11, 1998 (the "Record Date") as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting of shareholders or any adjournment thereof. The Fund is the sole series of the Berkshire Capital Investment Trust, a Delaware business trust. As of the Record Date there were 16,854.899 shares of beneficial interest, $1 par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

         On the Record Date, Malcolm R. Fobes III, 475 Milan Drive, Suite #103, San Jose, CA 95134 owned of record 45.00% of the Fund and Ronald G. Seger, 715 Glenborough Drive, Mountain View, CA 94041 owned of record 31.81% of the Fund. No other persons owned of record and, according to information available to the Fund, no other persons owned beneficially 5% or more of the Fund's outstanding shares.

         The vote of a majority of the outstanding shares of the Fund is required for approval of each of the proposals being submitted to shareholders at the Special Meeting. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. If a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

         If any of the proposals in this proxy statement are not approved by shareholders, the Board of Trustees will consider such alternatives as may be appropriate and in the best interests of the Fund.

         The Trustees of the Fund intend to vote all of their shares in favor of the proposals described herein. All Trustees and officers as a group owned of record or beneficially 84.77% of the Fund's outstanding shares on the Record Date.

I. APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR THE YEAR 1999 BETWEEN THE FUND AND THE INVESTMENT ADVISER.

         GENERAL. The Fund's present investment advisory agreement (the "Current Advisory Agreement") is dated June 26, 1997 and was last approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Investment Adviser or the Fund (the "Independent Trustees"), on November 22, 1998.

         The Fund's shareholders are being asked to approve the investment advisory agreement (the "Advisory Agreement") for the year 1999. The Advisory Agreement, the form of which is attached to this Proxy Statement as Exhibit A, is identical to the Current Advisory Agreement, except as to its effective date and termination date. The Advisory Agreement is to become effective upon its approval by the shareholders of the Fund.

         TERMS OF THE ADVISORY AGREEMENT. Under the Advisory Agreement, as under the Current Advisory Agreement, the Investment Adviser serves as the discretionary portfolio manager of the Fund, subject to the supervision of the Board of Trustees.

         The Advisory Agreement, like the Current Advisory Agreement, requires the Investment Adviser to give primary consideration to securing the most favorable price and efficient execution in the selection of brokers and dealers to execute portfolio transactions for the Fund. The Advisory Agreement further provides that, consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by the broker or dealer and in particular may select brokers who also provide brokerage and research services to the Fund and/or the other accounts over which the Investment Adviser exercises investment discretion and may pay a broker who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker would charge for effecting that transaction. The Investment Adviser may select such brokers if the Investment Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker. However, since the inception of the Fund, the Investment Adviser has not received any "soft dollar" research from brokers in connection with the Fund's portfolio transactions, and the Investment Adviser has no current intention of doing so.

         Under the Advisory Agreement, as under the Current Advisory Agreement, the Investment Adviser is responsible for the compensation of any of the Fund's trustees, officers and employees who are interested persons of the Investment Adviser, for the compensation of the Investment Adviser's personnel and for other expenses incurred in connection with the provisions of portfolio management services under the Advisory Agreement. In addition, the Investment Adviser will pay, out of the legitimate profits it realizes from the management fee, the expenses of printing and distributing the Fund's prospectuses and sales and advertising materials to prospective clients and other expenses incurred in connection with the sale or distribution of the Fund's shares.

         The Advisory Agreement will remain in force for an initial term of one year and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. The provisions in the Advisory Agreement with respect to term and termination are the same as those in the Current Advisory Agreement, which was one year.

         ADVISORY FEE. As compensation for its investment advisory services on behalf of the Fund, the Fund pays the Investment Adviser an advisory fee under the Current Advisory Agreement equal to the annual rate of 1.50% of the Fund's daily net assets. This fee is computed daily and paid monthly. The Investment Adviser may at its discretion, forego fees normally paid to it by the Fund for services rendered. For the fiscal year ended December 31, 1998 the Investment Adviser has agreed to waive any and all rights to its advisory fee. The aggregate amount of the advisory fee waived by the Investment Adviser for 1998 was $2,631. The foregoing of such fee had a material effect on the Fund's expense ratio and yield to the shareholders. Such material effect was the subsequent lowering of the Fund's expense ratio resulting in an increase in the yield to the shareholders. The advisory fee payable to the Investment Adviser under the Advisory Agreement is identical to the annual rate of 1.50% of the Fund's daily net assets under the Current Advisory Agreement.

         FACTORS CONSIDERED BY THE TRUSTEES. The Trustees determined that the terms of the Advisory Agreement are fair and reasonable and that approval of the Advisory Agreement on behalf of the Fund is in the best interests of the Fund. The Trustees reviewed a variety of information relating to the nature, quality and scope of the services provided by the Investment Adviser and the reasonableness of the advisory fees for the Fund. Among other things, the Trustees considered the following: the short-term and long-term performance of the Fund relative to the performance of other funds with comparable objectives and policies as well as relative to standardized indices; the fees charged by other managers of mutual funds with comparable objectives and policies for comparable services and the total expense ratios of such funds; the profitability of the Investment Adviser's relationship with the Fund; and other organizational information relating to the Investment Adviser, its advisory personnel and its investment processes.

         The Trustees determined that the Investment Adviser has provided quality services with respect to the Fund. In particular, the Trustees noted that, for the periods ended June 30, 1998 and September 30, 1998 the Fund was ranked by Lipper Analytical Services, Inc., an independent organization that ranks mutual funds, as the number one performing growth and income fund. The Fund had a total return of 32.06% and 29.17% respectively for such periods. In addition, for the same periods, the Fund was ranked 16th and 13th respectively out of all U.S. equity funds.

         The Trustees examined the effective advisory fees of the Fund against comparable mutual funds under both the Current Advisory Agreement and Advisory Agreement. The Trustees noted that the advisory fee for the Fund is above the median and average of funds with comparable objectives and policies but that the advisory fee compares much more favorably with that of other funds operating under a fee structure comparable to that of the Fund. The Trustees also concluded that the relative position of the Fund was justified by its superior performance against comparable funds.

         Based upon its evaluation of the materials presented, the Board of Trustees, including all of the Independent Trustees, concluded that the Advisory Agreement was fair and reasonable and in the best interests of the Fund's shareholders. By a vote cast at a meeting held in person on November 22, 1998, the Trustees unanimously approved, and voted to recommend to the shareholders of the Fund that they approve, the Advisory Agreement.

         If the Advisory Agreement is approved by shareholders, the Advisory Agreement will go into effect on January 1, 1999. If the Advisory Agreement is not approved by shareholders, the Investment Adviser will continue to manage the Fund pursuant to the Current Advisory Agreement and the Board of Trustees may consider other alternatives.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE ADVISORY AGREEMENT.

         OWNERSHIP AND MANAGEMENT OF THE INVESTMENT ADVISER AND RELATED MATTERS. The Investment Adviser is a California corporation controlled by Malcolm R. Fobes III and Ronald G. Seger. Mr. Fobes and Mr. Seger are both officers and Directors of the Investment Adviser and are officers and Trustees of the Trust. The address of the Investment Adviser, and its executive officers, is 475 Milan Drive, Suite #103, San Jose, California 95134.

         The principal executive officers and directors of the Investment Adviser are as follows:

Name and Position with
the Fund                                   Principal Occupation
-----------------------                    --------------------
Malcolm R. Fobes III                       Chairman & CEO of the
President                                  Investment Adviser

Ronald G. Seger                            Secretary of the Investment
Secretary                                  Adviser


II. APPROVAL OF MCCURDY & ASSOCIATES CPA'S, INC. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.


         The Board of Trustees has selected, subject to shareholder approval, McCurdy & Associates CPA's, Inc., to audit and certify the financial statements of the Fund for the year ending December 31, 1998. McCurdy &
Associates will replace Meredith, Cardozo, Lanz & Chiu, which served as the Fund's independent public accountants for the year ended December 31, 1997. In connection with the audit function, McCurdy & Associates will review the Fund's Annual Report to Shareholders, review certain filings with the Securities and Exchange Commission and advise the Fund as to certain accounting matters. Neither McCurdy & Associates nor any of its partners have any direct or material indirect financial interest in the Fund. A representative of McCurdy & Associates will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to Ronald G. Seger, Secretary of the Trust.

III.     OTHER BUSINESS

         The proxy holders have no present intention of bringing any matters before the Special Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Special Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

         Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

By Order of the Board of Trustees,


/s/ Ronald G. Seger
-------------------
Ronald G. Seger
Secretary

Date: November 22, 1998

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                      BERKSHIRE CAPITAL INVESTMENT TRUST
                        SPECIAL MEETING OF SHAREHOLDERS
                               JANUARY 16, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The Berkshire Capital Growth & Value Fund

The undersigned hereby appoints Malcolm R. Fobes III and Ronald G. Seger as proxies to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of the Berkshire Capital Growth & Value Fund (the "Fund") to be held at 1150 West El Camino Real, Mountain View, California 94040, on January 16, 1999 at 9:00 a.m., Pacific Time, and at any adjournment thereof, according to the number of votes and as fully as if personally present.

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval of the investment advisory agreement (the "Advisory Agreement") for the year 1999 with Berkshire Capital Holdings, Inc. of which the terms, conditions and fee of the Advisory Agreement are identical to the existing investment advisory agreement except as to its effective date and termination date.

            FOR                    AGAINST                    ABSTAIN
           [   ]                    [   ]                      [   ]


2. With respect to the approval of McCurdy & Associates CPA's, Inc. as independent public accountants for the Fund for the fiscal year ending December 31, 1998.

            FOR                    AGAINST                    ABSTAIN
           [   ]                    [   ]                      [   ]


3. In their discretion, the Proxyholder is authorized to vote upon such other matters which may legally come before the Special Meeting or any adjournments thereof.

            FOR                    AGAINST                    ABSTAIN
           [   ]                    [   ]                      [   ]


This Proxy when properly executed will be voted in the manner (or not voted) as specified. If no specification is made, the Proxy will be voted in Favor of Proposal No. 1 and Proposal No. 2, and within the discretion of the Proxyholder as to Proposal No. 3. Please sign exactly as your name appears on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated January 16,1999.


Dated:
      ------------------------


Signature:
          ---------------------------------------


Signature:
          ---------------------------------------


Please check the appropriate box below as to whether or not you plan to attend the meeting:

[  ] Yes, I plan to attend the meeting.
[  ] No, I do not plan to attend the meeting.

                                  EXHIBIT  A


                         INVESTMENT ADVISORY AGREEMENT


       THIS INVESTMENT ADVISORY AGREEMENT ("Agreement"), is made and entered into this 1st day of January, 1999 by and between Berkshire Capital Investment Trust, a Delaware business trust (the "Fund"), and Berkshire Capital Holdings, Inc., a California corporation (the "Investment Adviser").

                             W I T N E S S E T H:

       WHEREAS, the Fund, and open-end, non-diversified investment company registered under the Investment Company Act of 1940 (the "1940 Act"), wishes to retain the Investment Adviser to provide investment advisory services to the Fund; and

       WHEREAS, the Investment Adviser is willing to furnish such services on the terms and conditions hereinafter set forth;

       NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. Employment of the Investment Adviser. The Fund hereby appoints the Investment Adviser to manage the investment and reinvestment of assets of the Berkshire Capital Growth & Value Fund and any other portfolio of the Fund which may be hereafter designated as a separate series for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Obligations of the Fund. The Fund shall at all times inform the Investment Adviser as to the securities owned by it, the funds available or to become available for investment by it, and generally as to the condition of its affairs. It shall furnish the Investment Adviser with such other documents and information with regard to its affairs as the Investment Adviser may from time to time reasonably request.

3. Obligations of the Investment Adviser. Subject to the direction and control of the Fund's Board of Trustees, the Investment Adviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund's portfolio of securities consistent with the Fund's investment objective, policies, and limitations as stated in the Fund's current Prospectus and Statement of Additional Information. The Investment Adviser shall determine from time to time what securities will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Fund's Declaration of Trust, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state laws, as well as the investment objectives, policies, and limitations of the Fund. In placing orders for the Fund with brokers and dealers with respect to the execution of the Fund's securities transactions, the Investment Adviser shall attempt to obtain the best net results. In doing so, the Investment Adviser may consider such factors which it deems relevant to the Fund's best interest, such as price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Investment Adviser shall have the discretionary authority to utilize certain broker-dealers even though it may result in the payment by the Fund of an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, providing, however, that the Investment Adviser had determined that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by the broker-dealer effecting the transaction. In no instance will portfolio securities be purchased from or sold to the Investment Adviser or any affiliated person thereof except in accordance with the rules and regulations promulgated by the Securities and Exchange Commission pursuant to the 1940 Act. The Investment Adviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund and shall perform such other functions of management and supervision as may be directed by the Board of Trustees of the Fund, provided that in no event shall the Investment Adviser be responsible for any expense occasioned by the performance of such functions.

4. Expenses of the Fund. The Investment Adviser is responsible for (i) the compensation of any of the Fund's trustees, officers and employees who are interested persons of the Investment Adviser, (ii) compensation of the Investment Adviser's personnel and other expenses in connection with the provisions of portfolio management services under this Agreement, and (iii) expenses of printing and distributing the Fund's prospectus and sales and
advertising   materials   to   prospective  clients.  Other  than  as  herein
specifically indicated, the Investment Adviser shall not be responsible for the Funds expenses. Specifically, the Investment Adviser will not be responsible, except to the extent of the reasonable compensation of employees of the Fund whose services may be used by the Investment Adviser hereunder, for any of the following expenses of the Fund, which expenses shall be borne by Fund: legal and audit expenses, organizational expenses; interest; taxes; governmental fees; industry association fees; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection herewith; fees, if any, of custodians, transfer agents, registrars or other agents; distribution fees; expenses of
preparing   share  certificates;  expenses  relating  to  the  redemption  or repurchase of the Fund's shares; fees and expenses of registering the Fund's shares under the federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices, and dividends to fund shareholders; cost of stationary; costs of shareholders and other meetings of the Fund; compensation and expenses of the independent trustees of the Fund; fidelity bond and other insurance covering the Fund and its officers and trustees.

5. Limitations on Salaries. No trustee, officer or employee of the Fund shall receive from the Fund any salary or other compensation as such trustee, officer or employee while he is at the same time director, officer or employee of the Investment Adviser or any affiliated company of the Investment Adviser. This paragraph shall not apply to trustees, executive committee members, consultants and other persons who are not regular members of the Investment Adviser's or any affiliated company's staff.

6. Compensation. As compensation for the services performed by the Investment Adviser, the Fund shall pay the Investment Adviser, as promptly as possible after the last day of each month, a fee, accrued each calendar day (including weekends and holidays) at a rate of 1.5% per annum of the daily net assets of the Fund. The Investment Adviser shall reduce such fee or, if necessary, make payments to the Fund to the extent required to satisfy any limitations with respect thereto imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale. The daily net assets of the Funds shall be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board of Trustees of the Fund. Any of such payments as to which the Investment Adviser may so request shall be accompanied by a report of the Fund prepared either by the Fund or by a reputable firm of independent accountants which shall show the amount properly payable to the Investment Adviser under this Agreement and detailed computation thereof.

7. Limitation of Liability. The Investment Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith, and shall not be responsible for any action of the Board of Trustees of the Fund in the following or declining to follow any advice or recommendation of the Investment Adviser; provided that nothing in this Agreement shall protect the Investment Adviser against any liability to the Fund or its stockholders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

8. Independent Contractor. The Investment Adviser shall be an independent contractor and shall have no authority to act for or represent the Fund in its investment commitments unless otherwise provided. No agreement, bib, offer, commitment, contract or other engagement entered into by the Investment Adviser whether on behalf of the Investment Adviser or whether purporting to have been entered unto on behalf of the Fund shall be binding upon the Fund, and all acts authorized to be done by the Investment Adviser under this Agreement shall be done by it as an independent contractor and not as an agent.

9. Activities of the Investment Adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Investment Adviser who may also be a trustee, officer, or employee of the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or dissimilar nature, nor to limit or restrict the right of the Investment Adviser to engage in any other business or to render services of any kind, including investment advisory services, to any other corporation, firm, individual or association.

10. Definitions. As used in this Agreement, the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. Termination. This Agreement shall terminate automatically in the event of its assignment by the Investment Adviser and shall not be assignable by the Fund without consent of the Investment Adviser. This Agreement may also be terminated at any time, without payment of penalty (i) by the Fund either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on 60 days written notice to the Investment Adviser, or (ii) by the Investment Adviser on 60 days written notice to the Fund. Upon the termination of this agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination and except or the obligation of the Fund to pay to the Investment Adviser the fee provided in Paragraph 6 hereof, prorated to the date of termination.

12. Term. This Agreement shall become effective on January 1, 1999, and shall continue in effect for one year and from year to year thereafter only so long as specifically approved annually, (i) the Fund's Board of Trustees and by a vote of the holders of a majority of the outstanding voting securities of the Fund, or (ii) a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.

13. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities.

14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed by their officers thereunto duly authorized on the day and year first above written.



ATTEST:                                     BERKSHIRE CAPITAL INVESTMENT TRUST


By:                                         By:
------------------------------              --------------------------------
Ronald G. Seger,                            Malcolm R. Fobes III,
Secretary                                   President



ATTEST:                                     BERKSHIRE CAPITAL HOLDINGS, INC.


By:                                         By:
------------------------------              --------------------------------
Ronald G. Seger,                            Malcolm R. Fobes III,
Secretary                                   Chairman & CEO